UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 18, 2019

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AUTOZONE, INC.

(Exact name of registrant as specified in its charter)

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Nevada	1-10714	62-1482048
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

123 South Front Street
Memphis, Tennessee 38103

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (901) 495-6500

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AZO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company,indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders (the “Annual Meeting”) of AutoZone, Inc. (the “Company” or “AutoZone”) was held on December 18, 2019. The final results of each of the proposals submitted to a vote of stockholders at the Annual Meeting are set forth below. Each such proposal is further described in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on October 28, 2019.

Proposal 1. The stockholders elected ten directors, each of whom will hold office until the Annual Meeting of Stockholders to be held in 2020 and until his or her successor is duly elected and qualified. Each director received more votes cast “for” than votes cast “against” his or her election. The tabulation of votes with respect to each nominee for director was as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Douglas H. Brooks	19,763,968	236,847	18,089	1,121,151
Linda A. Goodspeed	19,714,909	288,703	15,292	1,121,151
Earl G. Graves, Jr.	18,859,304	1,143,815	15,785	1,121,151
Enderson Guimaraes	19,962,640	38,012	18,252	1,121,151
Michael M. Calbert	19,977,552	25,436	15,916	1,121,151
D. Bryan Jordan	19,617,041	385,939	15,924	1,121,151
Gale V. King	19,770,087	233,237	15,580	1,121,151
George R. Mrkonic, Jr.	19,127,121	875,165	16,618	1,121,151
William C. Rhodes, III	18,334,109	1,250,570	434,225	1,121,151
Jill A. Soltau	19,986,493	16,451	15,960	1,121,151

Proposal 2. The Company’s stockholders ratified the designation of Ernst & Young LLP as AutoZone’s independent registered public accounting firm for the fiscal year ending August 31, 2020. The tabulation of votes on this matter was as follows:

Votes For	Votes Against	Abstentions
20,367,167	756,538	16,350

Proposal 3. The Company’s stockholders approved, on an advisory basis, the compensation of AutoZone’s named executive officers. The tabulation of votes on this matter was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,985,781	2,002,338	30,785	1,121,151

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTOZONE, INC.

Date: December 19, 2019	By:	/s/ Kristen C. Wright
Kristen C. Wright
Senior Vice President, General Counsel and Secretary